Schedule of Net Periodic Pension Costs (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Jun. 30, 2017
Defined Benefit Plan, Net Periodic Benefit Cost (Credit) [Abstract]
Service cost	$ 3,629	$ 3,766	$ 3,689
Interest cost	528	424	163
Expected return on plan assets	951	849	(742)
Net actuarial loss and prior service credit	185	203	594
Net periodic pension cost	$ 5,293	$ 5,242	$ 3,704